Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of February 27, 2015 (the “Agreement”) is entered into among GFI GROUP INC., a Delaware corporation (“GFI”), GFI HOLDINGS LIMITED, a company incorporated under the laws of England and Wales (the “Foreign Borrower”; together with GFI, the “Borrowers”), the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of December 20, 2010 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of March 6, 2013, that certain Second Amendment to Credit Agreement dated as of July 28, 2014 and as further amended or modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested and the Required Lenders have agreed to amend certain terms of the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments to the Credit Agreement.  The Credit Agreement is hereby amended in the following respects as of the date hereof:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order therein:

“BGCP” means BGC Partners, Inc., a Delaware corporation.

“Tender Offer Agreement” means that certain Tender Offer Agreement, dated as of February 19, 2015, by and among BGCP, BGC Partners, L.P. and GFI.

“Tender Offer Transactions” means the transactions contemplated by the Tender Offer Agreement as in effect on the date hereof, including (x) the advance to GFI by BGCP in an amount not to exceed $10,000,000 for purposes of paying costs, fees and expenses incurred by GFI in connection with the Tender Offer Agreement and the transactions contemplated thereby pursuant to Section 5.14 of the Tender Offer Agreement, (y) GFI and its Subsidiaries becoming party to certain administrative services agreements with BGCP and/or its Affiliates pursuant to Section 5.15 of the Tender Offer Agreement and (z) the reimbursement by GFI of payments made by BGCP and/or its Affiliates to employees of GFI in the form of equity awards and/or forgivable loans pursuant to Section 5.18 of the Tender Offer Agreement.

(b)                                 Clauses (a) and (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement are hereby amended to read in their entireties as follows:

(a)                                 any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than (x) the Parent or (y) BGCP, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Capital Stock that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of at least thirty-five percent (35%) of the voting Capital Stock of GFI entitled to vote for members of the board of directors or equivalent governing body of GFI on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), and such percentage is higher than the percentage of such Capital Stock that the Parent owns or has the right to acquire pursuant to an option right; or

(b)                                 during any period of 24 consecutive months, a majority of the members of the board of directors of GFI cease to be composed of individuals (i) who were members of that board on the first day of such period, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board and/or (iii) whose election or nomination to that board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); provided, however, notwithstanding the foregoing, BGCP shall be permitted to designate six out of eight members of the board of directors of GFI pursuant to the terms of the Tender Offer Agreement; or

(c)                                  Section 8.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

8.08                        Transactions with Affiliates and Insiders.

Enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person other than (a) transactions expressly permitted by this Article VIII, (b) compensation and reimbursement of expenses of officers and directors approved by GFI’s compensation committee, (c) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director or Affiliate, (d) transactions approved by GFI’s audit committee and (e) the Tender Offer Transactions.

2.                                      Conditions Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrowers, the Guarantors and the Required Lenders.

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3.                                      Miscellaneous.

(a)                                 The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)                                 Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)                                  The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)                                     Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)                                  This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement other than those which have been obtained and are in full force and effect.

(iv)                              The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.

(v)                                 No event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)                                 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)                                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GFI:	GFI GROUP INC.,
a Delaware corporation, as a Borrower and, with
respect to the Foreign Obligations, as a Guarantor

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

FOREIGN BORROWER:	GFI HOLDINGS LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

DOMESTIC GUARANTORS:	GFI GROUP LLC,
a New York limited liability company

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFINET INC.,
a Delaware corporation

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI MARKETS LLC,
a Delaware limited liability company

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

FENICS SOFTWARE INC.,
a Delaware corporation

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI GROUP INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

FOREIGN GUARANTORS:	FENICS LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

FENICS SOFTWARE LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFINET EUROPE LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI TP LTD.,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI MARKETS LTD.,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI NEWGATE LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI GROUP INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

TRAYPORT, LTD.,
a company incorporated under the
laws of England and Wales

By:	/s/ James A. Peers
Name:	James A. Peers
Title:	Chief Financial Officer

GFI GROUP INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Angela Larkin
	Name:	Angela Larkin
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

	By:	/s/ Shubhashis De
	Name:	Shubhashis De
	Title:	Vice President

BANK OF MONTREAL,
as a Lender

	By:	Bank of Montreal — Chicago Branch

	By:	/s/ Scott M. Ferris
	Name:	Scott M. Ferris
	Title:	Managing Director

	By:	Bank of Montreal — London Branch

	By:	/s/ Scott M. Ferris
	Name:	Scott M. Ferris
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

	By:	/s/ Nick Armstrong
	Name:	Nick Armstrong
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

GFI GROUP INC.

THIRD AMENDMENT TO CREDIT AGREEMENT